Exhibit 99.1 PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL OUTLOOK CONFERENCE CALL PRESENTATION DECEMBER 11, 2014

DELIVERING SUPERIOR VALUE 2 2015 Financial Outlook Conference Call Financial Strength Strong Core Businesses Top-Tier ROE Superior Value Proposition for Customers, Creditors, and Investors

RETURN ON EQUITY

2015 Financial Outlook Conference Call
10.1%
10.2%
11.9%
11.8%
15.2%
16.2%
2009 2010 2011 2012 2013 YTD 9/30/14 2015
1) ROE based on after-tax adjusted operating income (AOI) excluding market driven and discrete items as disclosed in company earnings releases; average attributed equity excludes accumulated other comprehensive income (AOCI)  and the impact of foreign currency exchange rate remeasurement. 2009-2014 reflects results for
Financial Services Businesses; long-term objective for 2015 and thereafter represents Prudential Financial, Inc.
Long-term
ROE
objective of
13% to 14%
over cycle
Annualized
(1)

2015
Tailwinds
Greater financial flexibility
–
Business momentum driving solid
capital generation
–
Enhanced by Closed Block
restructuring
Headwinds
Assumed return to average
expectations of 2014 Tailwinds
Sustained low interest rate environment
Weaker Yen
Multi-year investment in technology,
systems and infrastructure
2014
Tailwinds
Equity markets
Strong general account non-coupon
investment income
Favorable mortality experience
Favorable case experience in
Retirement
Headwinds
Sustained low interest rate
environment
TAILWINDS AND HEADWINDS

2015 Financial Outlook Conference Call

2015 OUTLOOK

2015 Financial Outlook Conference Call
Key Assumptions & Considerations:
S&P 500 ends 2014 at 2,020 and grows 6% annually; ending 2015 at 2,144
U.S. Dollar @ 91 Yen and 1,120 Won
Interest rates based on averaging of forward yield curves
– 10 Year U.S. Treasury rises to 2.97% by end of 2015
Effective Tax Rate ~27%
Capital deployment supported by:
– Increasing ratio of cash flow to adjusted operating income
– Benefit of Closed Block restructuring
Year end 2015 leverage ratio within 25% target

$7.09
$7.51
$9.25
2015 EARNINGS GUIDANCE

2015 Financial Outlook Conference Call
2015
EPS
Guidance (3)
$9.60 - $10.10
2014
9 Months
Annualized
Capital
Deployment
Core
Growth
Market
Factors
1) As disclosed in company earnings releases.
2) Primarily general account non-coupon investment income above average expectations, favorable mortality and Retirement case experience.
3) Excludes impact of market unlockings which would be regarded as "market driven and discrete items" and Hartford integration costs.
3Q 2014
YTD Results
After-Tax
AOI Basis
3Q 2014
YTD Baseline
Results
Run Rate
Adjustment
Items (2)
Market Driven
and Discrete
Items (1)

EQUITY MARKET AND INTEREST RATE SENSITIVITY OF EARNINGS

2015 Financial Outlook Conference Call
1) Equity market impact represents the impact on results from assumed change in market value of equity investments underlying account values, and interest rate impact represents the impact on results from assumed parallel shift of yield curve, in each case occurring at the beginning of the year and followed by the assumed equity market appreciation and trajectory of interest rates as indicated under "2015 Outlook.” AOI basis, excluding impact of market unlockings and potential impact on returns from general account non-coupon investments. Impact on results may not be linear and may vary from indicated sensitivities at thresholds greater than those indicated.
Equity Market
Impact
Interest Rate
Impact
+/-10% +/-100 bps
Estimated Impact to Earnings Per Share
(1)
~$0.30 ~$0.20

($ in billions)	12/31/14 Estimate Pro-Forma for Restructuring of Closed Block Business	Target
Estimated On Balance Sheet Capital Capacity[1]	~ $3.5	N/A
Estimated "Readily Deployable" Capital	~ $3.0	N/A
Debt to Capital Ratio[2]	~ 25%	≤25%

Regulatory Capital Ratios		
Prudential Insurance RBC[3]	>400%	400%
Prudential of Japan Solvency Margin Ratio[4]	>700%	600 - 700%
Gibraltar Life Solvency Margin Ratio[4][5]	>800%	600 - 700%

Prudential

PRUDENTIAL FINANCIAL, INC. CAPITAL

2015 Financial Outlook Conference Call
1) Based on targeted Risk Based Capital (RBC) ratio of 400% for Prudential Insurance and equivalent levels of capital at other insurance operating entities.
2) For the purposes of calculating this ratio, PFI’s outstanding hybrid securities are considered 25% equity and 75% debt.  Excludes the impact on GAAP equity from foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI.
3) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
4) Based on Japanese statutory accounting and risk measurement standards.
5) Gibraltar Life consolidated basis.

KEY TAKEAWAYS

2015 Financial Outlook Conference Call
Business mix and solid fundamentals continue to produce
attractive financial profile
Solid EPS growth despite market and other headwinds
Top-tier ROE: long-term target of 13% to 14% over cycle
Greater financial flexibility resulting from:
– Business momentum driving solid capital generation
– Increasing ratio of cash flow to adjusted operating income
– Closed Block restructuring

QUESTIONS AND QUESTIONS AND ANSWERS ANSWERS DECEMBER 11, 2014 DECEMBER 11, 2014 PRUDENTIAL FINANCIAL, INC. 2015 FINANCIAL OUTLOOK CONFERENCE CALL PRESENTATION

FORWARD-LOOKING STATEMENTS

2015 Financial Outlook Conference Call
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, utilization, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes;
(8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for our pension and other postretirement benefit plans; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-
performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations;
(17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank
Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing projected results of acquisitions; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Closed Block and our other businesses.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for discussion of certain risks relating to our businesses and investment in our securities.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

NON–GAAP MEASURE

This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of our performance. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-
impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income.
Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which are presented as a separate component of net income under GAAP, are also excluded from adjusted operating income.
For periods prior to the first quarter of 2015, adjusted operating income has been reported for our Financial Services Businesses, and accordingly, does not include the results of the Closed Block Business. Following the closing of the Class B Stock Repurchase described in the Company’s Current Report on Form 8-K dated December 2, 2014, and the resulting elimination of the distinction between the Financial Services Businesses and the Closed Block
Business, the Closed Block will be reported as a separate segment and treated as a divested business, and as such its results will be excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
For additional information about adjusted operating income and the comparable GAAP measure, including a reconciliation between the two, please refer to our Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q. Additional historical information relating to our financial performance is located on our Web site at
www.investor.prudential.com.
2015 Financial Outlook Conference Call

RECONCILIATION BETWEEN AOI EARNINGS PER SHARE AND
THE COMPARABLE
GAAP
MEASURE

2015 Financial Outlook Conference Call
Earnings per share of Common Stock (diluted):
   Financial Services Businesses after-tax adjusted operating income 7.09
Reconciling items:
       Realized investment losses, net, and related charges and adjustments (3.02)
       Investment gains (losses) on trading account assets supporting insurance liabilities, net 0.42
       Change in experience-rated contractholder liabilities due to asset value changes (0.30)
       Divested businesses 0.24
       Difference in earnings allocated to participating unvested share-based payment awards 0.01
         Total reconciling items, before income taxes (2.65)
       Income taxes, not applicable to adjusted operating income (1.35)
           Total reconciling items, after income taxes (1.30)
Income (loss) from continuing operations (after-tax) of Financial Services
Businesses attributable to Prudential Financial, Inc.
5.79
Income (loss) from discontinued operations, net of taxes 0.01
Net income (loss) of Financial Services Businesses attributable to Prudential
Financial, Inc.
5.80
YTD
September 30,
2014
$
$

RECONCILIATION FOR EARNINGS PER SHARE EXCLUDING
MARKET DRIVEN AND DISCRETE ITEMS
(1)

2015 Financial Outlook Conference Call
1) As disclosed in company earnings releases.
2) Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinement of reserves, deferred policy acquisition and other costs.
After-Tax Adjusted Operating Income basis:
Earnings Per Share 7.09 $
Reconciling items:
Unlockings and experience true-ups
(2)
(0.39)
Integration costs for Hartford Life acquisition (0.03)
Sub-total (0.42)
Earnings Per Share - excluding market driven and
discrete items
7.51 $
YTD
September 30,
2014